The Central Europe and Russia Fund, Inc.

345 Park Avenue New York, NY 10154

THE CENTRAL EUROPE AND RUSSIA FUND, INC. ANNOUNCES
TERMS OF RIGHTS OFFERING

FOR IMMEDIATE RELEASE

             NEW YORK, NEW YORK, December 13, 2005 – The Central Europe and Russia Fund, Inc. (NYSE: CEE) announced today that its Board of Directors has approved the terms of a transferable rights offering of additional common stock of the Fund (the “Offer”). The Offer will be made only by means of a prospectus.

             The Fund will issue to stockholders of record as of December 22, 2005 (the “Record Date”), one transferable right for each share of common stock held. In order to be a Record Date stockholder, investors must purchase shares of the Fund by December 19, 2005. The rights will entitle holders to subscribe for additional shares of the Fund’s common stock at a discounted price. Holders will be able to purchase one share of common stock for every three rights held. Record Date stockholders who receive fewer than three rights will be entitled to purchase one share. The Fund will announce at a future date when it expects trading of rights to commence. The rights are transferable and are expected to be admitted for trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “CEE.RT”.

             Important Dates:

Ex-Rights Date Record Date Expiration Date	December 19, 2005 December 22, 2005 January 20, 2006

             The subscription price will not be determined until the expiration of the Offer, January 20, 2006 (the “Expiration Date”), unless extended. The subscription price (the “Subscription Price”) will be calculated as 90% of the lower of (1) the average of the closing price of a share of the Fund’s common stock on the NYSE for the five trading days ending with the Expiration Date or (2) the net asset value per share as of the close of trading on the Expiration Date.

             Record Date stockholders who exercise all rights issued to them will be entitled to subscribe for additional shares at the Subscription Price pursuant to an over-subscription privilege. If sufficient shares are not available to honor all over-subscription requests, available shares will be allocated pro rata among those who over-subscribe, based on the number of rights issued to them by the Fund on the Record Date.

             UBS Investment Bank has been selected by the Fund to act as Dealer Manager for the Offer.

             Stockholders who have questions regarding the offer should contact the Information Agent for the Offer, Georgeson Shareholder Communications Inc., at (800) 221-4215.

The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end investment company seeking long term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Its shares are listed on the NYSE under the symbol “CEE”. Because the Fund is non-diversified it can take larger positions in fewer companies, increasing its overall risk profile. Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several are beyond the control of the Fund. Therefore, the Fund cannot predict the trading price of its shares in relation to net asset value.

Before investing in the Fund, investors should carefully consider the investment objective, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer will be made only by means of a prospectus and only after the registration statement on file with the Securities and Exchange Commission has been declared effective. The final terms of the offer may be different from those discussed above.

NOT FDIC/NCUA INSURED MAY LOSS VALUE NO BANK GUARANTEE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

For further information please contact:

Georgeson Shareholder Communications Inc.
(800) 221-4215

or

Jonathan Diorio Deutsche Asset Management Investor Relations (212) 454-2208	Rohini Pragasam Deutsche Asset Management Media Relations (212) 250-4516